UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 17, 2010

Date of Report (Date of earliest event reported)

1st Financial Services Corporation

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-53264	26-0207901
State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Jack Street, Hendersonville, North Carolina	28792
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (828) 697-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 17, 2010, James H. Mauney II, Chief Risk Officer of 1st Financial Services Corporation (the Company) and its wholly owned subsidiary, Mountain 1st Bank & Trust Company (the Bank), gave the Company and the Bank notice of his decision to retire from his positions with the Company and the Bank, effective January 31, 2011.

On November 17, 2010, B. Lee Beason was terminated from his positions of Executive Vice President and Chief Operations Officer of the Company and the Bank, effective March 31, 2011.

Item 8.01 – Other Events

On November 22, 2010, the Company issued a press release indicating its intent to close its Lake Lure and Arden branches, effective February 28, 2011, to improve operating efficiency by reducing costs. In connection with this action, the Company also announced the decision to eliminate certain non-branch personnel.

Item 9.01 – Financial Statements and Exhibits

The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

10.1	Press Release, dated November 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FINANCIAL SERVICES CORPORATION

Dated: November 23, 2010	By:	/s/ Holly L. Schreiber
Holly L. Schreiber Chief Financial Officer

4